Exhibit 32

      Certification of Chief Executive Officer and Chief Financial Officer
         Pursuant to Section 1350 of Title 18 of the United States Code,

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, R. Stephen Beatty, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Helix BioMedix, Inc. on form 10-QSB for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Helix BioMedix, Inc.

A signed original of this written statement required by Section 906 has been provided to Helix BioMedix, Inc. and will be retained by Helix BioMedix, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

Date:      August 19, 2003           Signature:  /s/ R. Stephen Beatty
         -------------------                     ------------------------
                                                  Chief Executive Officer

I, Kerry D. Palmer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Helix BioMedix, Inc. on form 10-QSB for the fiscal quarter ended June 30, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Helix BioMedix, Inc.

A signed original of this written statement required by Section 906 has been provided to Helix BioMedix, Inc. and will be retained by Helix BioMedix, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

Date:      August 19, 2003             Signature:  /s/ Kerry D. Palmer
         -------------------                      -------------------------
                                                    Chief Financial Officer